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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent certified public accountants, we hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-2 of our report on U.S. Communications, Inc. dated April 21, 1995 appearing in such Prospectus and to all references to our firm included in the Registration Statement.

                                               /s/  DUFF AND ANDERSON, P.C.


Levelland, Texas
February 7, 1997